UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2019

PURA NATURALS, INC.

(Exact Name of Registrant as Specified in Charter)

COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23615 El Toro Road, #300 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)z qq

(855) 326-8537
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 7.01	Regulation FD Disclosure.

On April 1, 2020, the Company issued a press release titled “Pura Naturals Set to Launch Sponge Cleaning Products Infused with Known Anti-Viral Material Recognized in Preparedness Against Covid-19 (Coronavirus)“, a true and correct copy of which is attached hereto and incorporated herein by this reference as Exhibit 99.1.

On April 7, 2020, the Company issued a press release titled “Pura Naturals’ Proprietary Coronavirus Disinfecting Cleaning Technology Now Undergoing Environmental Protection Agency Approval“, a true and correct copy of which is attached hereto and incorporated herein by this reference as Exhibit 99.2.

On April 16, 2020, the Company issued a press release titled “Pura Naturals Enhances Anti-Viral Product Offerings with All-Natural Liquid Surface Cleaner Now Under EPA Review as Covid-19 (Coronavirus) Fighting Agent“, a true and correct copy of which is attached hereto and incorporated herein by this reference as Exhibit 99.3.

The information in this Item 7.01 and Exhibits 99.1, 99.2, and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 Press Release Dated April 1, 2020

Exhibit 99.2 Press Release Dated April 7, 2020

Exhibit 99.3 Press Release Dated April 16, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURA NATURALS, INC.
April 16, 2020	By: /s/ Robert Doherty
Robert Doherty Chief Executive Officer

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